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SIGNATURE COPY                                                    EXHIBIT 10.8.1

                         AMENDMENT 1 TO AGREEMENT V1967

This Amendment to the Agreement for ASIC Design and Purchase of Products ("Amendment 1") is made and entered into between Juniper Networks ("Buyer"), and IBM Microelectronics ("IBM"). This Amendment 1 shall be effective as of the last date signed below (the "Effective Date").

WHEREAS IBM and Buyer are parties to the Agreement for ASIC Design and Purchase of Products, Agreement Number V1967 having an effective date of August 26, 1997 (the "Agreement");

WHEREAS IBM and Buyer desire to amend the Agreement as set forth herein;

NOW THEREFORE the parties hereby agree as follows:

1. Restated Product Appendices: Attached hereto is a complete set of the revised, updated Product Attachments for the Agreement that replace all prior Product Attachments in their entirety.

2. No Other Amendment or Modification. Except as expressly set forth in this Amendment 1, the Agreement remains in full force and effect without modification. The terms and conditions of this Amendment 1 and the Agreement shall not be modified or amended except by a writing signed by authorized representatives of both parties.

3. Entire Agreement. The Agreement, as amended herein, sets forth the entire agreement and understanding between the parties, and supersedes and cancels all previous negotiations, agreements, commitments and writings, in respect to the subject matter hereof, and neither party hereto shall be bound by any term, clause, provision or condition except as expressly provided in the Agreement as amended herein or as duly set forth on or subsequent to the date hereof in writing, signed by duly authorized representatives of the parties.

Agreed to:                                 Agreed to:
     INTERNATIONAL BUSINESS                JUNIPER NETWORKS
     MACHINES CORPORATION

     By: /s/ PETER D. HANSEN               By: /s/ GARY HEIDENREICH
         ---------------------------           ------------------------------
            Authorized Signature                    Authorized Signature

     Name: Peter Hansen                    Name: Gary Heidenreich
     Title: V.P. North America Sales       Title: V.P. of Operations

     Dated: 1/5/98                         Dated: 12-16-97
            ------------------------              ---------------------------


IBM                             Page 1 of 8                   Juniper Networks

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                                  ATTACHMENT A

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IBM                               Page 2 of 8                   Juniper Networks



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IBM                               Page 3 of 8                   Juniper Networks



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                                  ATTACHMENT B
                               Deliverable Items
                     [to be customized to the transaction]

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IBM                               Page 4 of 8                   Juniper Networks



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                                ATTACHMENT C

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IBM                         Page 5 of 8                      Juniper Networks



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IBM                               Page 6 of 8                   Juniper Networks



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IBM                          Page 7 of 8                       Juniper Networks
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